[Logo]                                                  First Name in Innovation


THOMAS
INDUSTRIES INC.                                                 EXECUTIVE OFFICE
                                                43660 Brownsboro Road, Suite 300
                                                                  P.O. Box 35120
                                                 Louisville, Kentucky 40232-5120


March 26, 1998



TO OUR SHAREHOLDERS:


          RE:  Thomas Industries 1998 Annual Meeting


There has been a change in what was reported in our proxy statement regarding the location of our Annual Meeting of Shareholders. Please note that the meeting will be held at the Hyatt Regency Hotel, 320 West Jefferson Street, Louisville, Kentucky.

The date and time of the meeting - Thursday, April 16, 1998, at 10:00 a.m. - remain the same.

We regret any inconvenience that this may have caused you.

Sincerely,

/s/ Phillip J. Stuecker

Phillip J. Stuecker
Vice President of Finance,
Chief Financial Officer and
Secretary